Social and statutory obligations	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Social and Statutory obligations	Social and statutory obligations
Social and statutory obligations are mainly composed from the Group sharing program for its employees which does not extend to the Executive Board. As of December 31, 2022, the balance of unrealized gains on the balance sheet under the "Social and statutory obligations” line item is R$968,119 (R$1,022,212 as of December 31, 2021).

	2022	2021

Obligations to non-controlling interest	40,646	106,648
Employee profit-sharing (a)	794,761	776,713
Salaries and other benefits payable	132,712	138,851
Total	968,119	1,022,212

(a)The Group has a bonus scheme for its employees based on a profit-sharing program as agreed under collective bargaining with the syndicate, which does not extend to the Executive Board. The bonus is calculated at each half of the year and payments are made in February and August.